SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 12, 2008
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry into a Material Definitive Agreement

On December 12, 2008, Discovery Laboratories, Inc. (the “Company”) entered into a Committed Equity Financing Facility (the “New CEFF”) with Kingsbridge Capital Limited (“Kingsbridge”) pursuant to a Common Stock Purchase Agreement (the “Purchase Agreement”).  The New CEFF is the fourth CEFF between the Company and Kingsbridge since 2004.

Under the New CEFF, Kingsbridge has committed to purchase up to an aggregate of 15,000,000 newly-issued shares of the Company’s Common Stock, par value $.001 per share (subject to a maximum purchase price of $25 million), the proceeds of which will be used to support the Company’s business plans and corporate activities.  The Company has the right, from time to time and subject to certain limitations, to initiate a draw down under the New CEFF by issuing a draw-down notice to Kingsbridge identifying draw-down amount and the first day of a six-trading-day pricing period.  The maximum amount the Company may draw down in any single pricing period is the lesser of 1.5% of the Company’s market capitalization immediately prior to the commencement of the pricing period and $3 million.  Unless the Company and Kingsbridge agree otherwise, the New CEFF provides for two trading days between pricing periods.

The shares will be priced on each trading day of each six-day pricing period at a discount to the volume weighted average price (VWAP) on each such trading day, as follows:

VWAP	% of VWAP	(Applicable Discount)

Greater than $7.25 per share	94%	(6)%

Less than or equal to $7.25 but greater than $3.85 per share	92%	(8)%

Less than or equal to $3.85 but greater than or equal to $1.75 per share	90%	(10)%

Less than or equal to $1.75 but greater than or equal to $1.10 per share	88%	(12%)

Less than or equal to $1.10 but greater than or equal to $0.60 per share	85%	(15%)

The minimum purchase price at which Common Stock may be sold in any pricing period, before applying the appropriate discount, is the greater of $0.60 or 90% of the closing price on the trading day immediately preceding the commencement of a pricing period.  If on any trading day during the pricing period for a draw down, the VWAP is less than the minimum purchase price before discount, no shares will be issued with respect to that trading day and the total amount that may be drawn down during that pricing period will be reduced for each such trading day by one-eighth of the amount that the Company initially specified.

In connection with the New CEFF, the Company issued to Kingsbridge a Warrant (the “Warrant”) to purchase up to 675,000 shares of Common Stock with an exercise price of $1.5132 per share.  The Warrant is exercisable for a five year period beginning June 12, 2009.  The Warrant must be exercised for cash, except in limited circumstances.

The Company is not obligated to utilize any of the $25 million available under the New CEFF and there are no minimum commitment or minimum use penalties.  The New CEFF does not contain any operating restrictions or financial covenants affecting the Company or minimum market volume restrictions.  The New CEFF does not limit the Company’s ability to offer, sell and/or issue securities of any kind, except that the Company is restricted from issuing “future-priced securities”, which are defined to include securities of any type where the purchase, conversion or exchange price is determined using any floating discount or post-issuance adjustable discount to the market price of the Common Stock.  During the term of the New CEFF, Kingsbridge is restricted from entering into or executing any “short sale” (as such term is defined in Rule 200 of Regulation SHO, or any successor regulation, promulgated by the SEC) of the Common Stock.

In connection with the New CEFF, the Company entered into a Registration Rights Agreement with Kingsbridge, whereby the Company agreed to file a registration statement with the SEC with respect to the resale of the shares issuable pursuant to the Purchase Agreement, the Registration Rights Agreement and underlying the Warrant.  Under the Registration Rights Agreement, if the Company suspends or fails to maintain the effectiveness of the registration statement, the Company may become obligated to Kingsbridge and has the right to pay such amounts in Common Stock.  The issuance of any such Common Stock will reduce the number of shares of Common Stock issuable under the New CEFF.

The Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, in connection with obtaining Kingsbridge’s commitment under the New CEFF, and for the issuance of the Warrant in consideration of such commitment.

Copies of the Warrant, the Purchase Agreement and the Registration Rights Agreement are attached as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing description of the terms of these agreements does not purport to be complete, and is qualified in its entirety by reference to such exhibits. The foregoing documents have been filed in order to provide other investors and the Company’s stockholders with information regarding their terms and in accordance with applicable rules and regulations of the Securities and Exchange Commission. Such documents may contain representations and warranties that the Company and Kingsbridge made for the benefit of each other in the context of the applicable terms and conditions and in the context of the specific relationship between such parties. Accordingly, other investors and stockholders should not rely on such representations and warranties. Furthermore, other investors and stockholders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the respective documents. Information concerning the subject matter of such representations and warranties may change after such date, which subsequent information may or may not be fully reflected in the Company’s reports or other filings with the Securities and Exchange Commission.

On December 15, 2008 the Company issued a press release announcing the entry into the New CEFF.  The full text of the press release is set forth in Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02.               Unregistered Sales of Equity Securities

The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.               Financial Statements and Exhibits

(d)	Exhibits:

4.1	Warrant dated December 12, 2008, by and between Kingsbridge Capital and the Company

10.1	Common Stock Purchase Agreement, dated as of December 12, 2008, by and between Kingsbridge Capital and the Company

10.2	Registration Rights Agreement, dated as of December 12, 2008, by and between Kingsbridge Capital and the Company

99.1	Press Release dated December 15, 2008

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made.  Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By:	/s/ Robert J. Capetola
Robert J. Capetola, Ph.D.
President and Chief Executive Officer

Date: December 15, 2008